Gain from Vessel Early Redelivery and Other Income	12 Months Ended
Dec. 31, 2013
Gain from Vessel Early Redelivery and Other Income [Abstract]
Gain from Vessel Early Redelivery and Other Income

13.Gain from Vessel Early Redelivery and Other Income

Gain from vessel early redelivery represents income recognized in connection with the early termination of period time charters resulting from a request of the respective vessel charterers for which the Company received cash compensation of $1,947,947, $0 and $2,267,818 in 2011, 2012 and 2013, respectively.

Other income for the year ended December 31, 2013, relates mainly to a cash compensation of $402,596 received from KLC representing the present value of the total outstanding cash payments the Company was entitled to receive in connection with the Settlement Agreement and pursuant to the amended KLC rehabilitation plan that was approved by the Seoul Central District Court in March 2013, as discussed in Note 16, and to claim recoveries of $218,634 relating to a dispute regarding one of the Company’s vessels.

Other income for the year ended December 31, 2012, relates mainly to claim recoveries for damages that had been incurred in one of the Company’s vessels of $703,422, and to a cash compensation of $29,137 received from KLC as the first annual installment in connection with the Settlement Agreement as discussed in Note 16.

There was no such income recognized for the year ended December 31, 2011.